ING USA Annuity and Life Insurance Company and its Separate Account B ING Focus Variable Annuity Contracts Supplement dated April 24, 2008 to the Contract Prospectus, dated April 30, 2007

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective April 28, 2008, the ING Templeton Foreign Equity Portfolio (Class S) and the ING Van Kampen Capital Growth Portfolio (Class S) will be made available for investment under the contract.
2.	The minimum and maximum total annual fund operating expenses shown in the Contract Prospectus did not change with the addition of the ING Templeton Foreign Equity Portfolio and the ING Van Kampen Capital
Growth Portfolio. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

3.	The following information is added to Appendix B–The Funds in the Contract Prospectus:
Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Templeton Foreign Equity Portfolio	Directed Services LLC Subadviser: Templeton Investment Counsel, LLC (Templeton)	Seeks long-term capital growth.
ING Investors Trust - ING Van Kampen Capital Growth Portfolio	Directed Services LLC Subadviser: Van Kampen	Seeks long-term capital appreciation.

4.	Effective April 28, 2008, ING VP Growth Portfolio will change its name to ING Opportunistic Large Cap
Growth Portfolio and ING VP Value Opportunity Portfolio will change its name to ING Opportunistic Large
Cap Value Portfolio. Accordingly, effective April 28, 2008, all references to the ING VP Growth Portfolio and the ING VP Value Opportunity Portfolio in the Contract Prospectus are deleted and replaced with ING
Opportunistic Large Cap Growth Portfolio and ING Opportunistic Large Cap Value Portfolio, respectively.

X.90516-07C	April 2008